                                                                   EXHIBIT 10.20

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

  AMENDMENT NO. 2 (this "Amendment"), dated as of November 12, 1998, to the Amended and Restated Revolving Credit Agreement, as amended by Amendment No. 1 and Consent No. 1, dated as of August 5, 1998 (the "Revolving Credit Agreement"), dated as of April 30, 1998, by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), FIRST UNION NATIONAL BANK, as Documentation Agent, and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent").

                                    RECITALS

  I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

  II. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Revolving Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and the Required Lenders are willing to so agree.

  Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. Section 2.6(d) of the Revolving Credit Agreement is amended to replace the amount "$200,000,000" with the following:

  the sum of $200,000,000 plus the face principal amount of Subordinated Indebtedness issued by the Borrower in November, 1998 (such sum not to exceed $500,000,000 in the aggregate).

  2. Section 4.19 of the Revolving Credit Agreement is amended and restated in its entirety to read as follows:

  The facilities operated by the Borrower and its Subsidiaries (the "Facilities") are qualified for participation in the Medicare and Medicaid programs (together with their respective intermediaries or carriers, the "Government Reimbursement Programs") and are entitled to reimbursement under the Medicare program for services rendered to qualified Medicare beneficiaries, and comply in all material respects with the conditions of participation in all Government Reimbursement Programs. There is no pending or, to Borrower's knowledge, threatened proceeding or investigation by any of the Government Reimbursement Programs with respect to (i) the Borrower's or any of its Subsidiaries' qualification or right to participate in any Government Reimbursement Program, (ii) the compliance or non-compliance by the Borrower or any of its Subsidiaries with the terms or provisions of any Government Reimbursement Program, or (iii) the right of the Borrower or any of its Subsidiaries to receive or retain amounts received or due or to become due from any Government Reimbursement Program, which proceeding or investigation, together with all other such proceedings and investigations, could reasonably be expected to (x) have a Material Adverse Effect or (y) result in Consolidated net operating revenues for any (including any future) four fiscal quarter period of the Borrower constituting less than 95% of Consolidated net operating revenues for the immediately preceding four fiscal quarter period of the Borrower.

  3. Section 8.9 of the Revolving Credit Agreement is amended to add a new subsection (e) at the end thereof as follows:

    (e) The Borrower will not voluntarily prepay, redeem or repurchase any Subordinated Indebtedness, except that if such Subordinated Indebtedness is convertible into common stock of the Borrower, the Borrower may exercise any right it may have to redeem at any time after November 1, 2001 all or any part of such Subordinated Indebtedness if on the Determination Date the Applicable Premium is at least 1.05. For purposes of this subsection 8.9(e):

    "Determination Date" shall mean, as applicable, either (i) the date on which such Subordinated Indebtedness is redeemed if no prior notice of redemption must be given or (ii) if the Borrower is required under the terms of such Subordinated Indebtedness to give prior irrevocable notice of redemption, the date (which date shall not be more than 45 days prior to the redemption date) on which such notice is given;

    "Applicable Premium" shall mean the fraction (i) the numerator of which is the "Average Market Value" and (ii) the denominator of which is the then applicable conversion price under the terms of such Subordinated Indebtedness; and

    "Average Market Value" shall mean the average of the last sale price of the Borrower's common stock as reported on the New York Stock Exchange (or if not listed for trading thereon, then on the principal national securities exchange or the principal automated quotation system on which such common stock is listed or admitted to trading) for the period of 10 trading days ended two trading days prior to the date of redemption or the date on which notice of redemption is given, whichever is applicable with respect to such Subordinated Indebtedness.

  4. Section 9.1(p) of the Revolving Credit Agreement is amended and restated in its entirety to read as follows:

    (p) The Borrower or any Subsidiary, in each case to the extent it is engaged in the business of providing services for which Medicare or Medicaid reimbursement is sought, shall for any reason, including, without limitation, as the result of any finding, designation or decertification, lose its right or authorization, or otherwise fail to be eligible, to participate in Medicaid or Medicare programs or to accept assignments or rights to reimbursements under Medicaid regulations or Medicare regulations, or the Borrower or any Subsidiary has, for any reason, had its right to receive reimbursements under Medicaid or Medicare regulations suspended, and such loss, failure or suspension (together with all such other losses, failures and suspensions continuing at such time) shall have resulted in (x) a Material Adverse Effect or (y) Consolidated net operating revenues for the immediately preceding four fiscal quarter period of the Borrower constituting less than 95% of Consolidated net operating revenues for any preceding four fiscal quarter period of the Borrower.

  5. This Amendment shall become and shall be deemed effective as of the date hereof upon the prior or simultaneous satisfaction of the following conditions:

    (a) Receipt by each Lender that shall have executed and delivered this Amendment (without any reservation or condition) to the Administrative Agent before 3:00 p.m. (New York City time) on November 12, 1998 of a non-refundable fee in an amount equal to 0.25% of the Revolving Credit Commitment of such Lender.

  6. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents (as amended by this Amendment) and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that, after giving effect to the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents (as amended by this Amendment) to which it is a party is true and correct with the same effect as though such representation and warranty had been made on the date hereof.

  7. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

  8. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

  9. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                          TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE BANK OF NEW YORK,
                                          Individually, as the Letter of
                                           Credit Issuer, as the Swing Line
                                           Lender and as Administrative Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          DLJ CAPITAL FUNDING, INC.,
                                          Individually and as Syndication
                                           Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          FIRST UNION NATIONAL BANK,
                                          Individually and as Documentation
                                           Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          ABN AMRO BANK N.V.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          ALLIED IRISH BANKS, P.L.C.,
                                          CAYMAN ISLANDS BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANCO ESPIRITO SANTO E COMERCIAL
                                          DE LISBOA, NASSAU BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          BANK LEUMI TRUST COMPANY OF
                                          NEW YORK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE BANK OF NOVA SCOTIA

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANQUE NATIONALE DE PARIS

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          CITY NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          CREDITANSTALT CORPORATE FINANCE,
                                           INC.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          DEUTSCHE BANK AG, NEW YORK
                                          AND/OR CAYMAN ISLANDS BRANCHES

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          DRESDNER BANK AG, NEW YORK BRANCH
                                          AND GRAND CAYMAN BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          FLEET NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE FUJI BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          HIBERNIA NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                          LOS ANGELES AGENCY

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          KBC BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          LONG TERM CREDIT BANK OF JAPAN, LTD.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          MELLON BANK, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          MICHIGAN NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE MITSUBISHI TRUST AND
                                          BANKING CORPORATION

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          NATIONAL CITY BANK OF KENTUCKY

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          PARIBAS

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          COOPERATIEVE CENTRALE
                                          RAIFFEISEN--BOERENLEENBANK B.A,
                                          "RABOBANK NEDERLAND", NEW YORK
                                          BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          ROYAL BANK OF CANADA

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE ROYAL BANK OF SCOTLAND PLC

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE SANWA BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          SOCIETE GENERALE

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE SUMITOMO TRUST & BANKING CO.,
                                          LTD., NEW YORK BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          SUNTRUST BANK, NASHVILLE, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          THE TOKAI BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE TOYO TRUST & BANKING CO., LTD.,
                                          Los Angeles Agency

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AGREED AND CONSENTED TO:

TOTAL RENAL CARE, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

TRC WEST, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

TOTAL RENAL CARE ACQUISITION CORP.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

RENAL TREATMENT CENTERS, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

RENAL TREATMENT CENTERS--MID-ATLANTIC, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

                                AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

RENAL TREATMENT CENTERS--NORTHEAST, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

RENAL TREATMENT CENTERS--CALIFORNIA, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

RENAL TREATMENT CENTERS--WEST, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

RENAL TREATMENT CENTERS--SOUTHEAST, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________